Exhibit 3.12

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE–CORPORATION AND SECURITIES BUREAU EFFECTIVE DATE FILED Date Received If different than OCT 23 1981 [ILLEGIBLE] OCT 15 1981 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau Corporation Number 2 6 4 – 1 4 4 (SEE INSTRUCTIONS ON REVERSE SIDE) ARTICLES OF INCORPORATION (Domestic Profit Corporation) These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284 Public Acts of 1972, as amended, as follows: ARTICLE I (See Part 2 of instruction on Page 4) The name of the corporation is W-F INDUSTRIES, INC. (See Part 3 of instruction on Page 4.) ARTICLE II [ILLEGIBLE] The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan. ARTICLE III The total authorized capital stock is:  1. Common Shares 50,000 For Value Per Share $ 1.00  Preferred Shares For Value Per Share $ and/or shares without par value as [ILLEGIBLE] (See Part 4 of Instructions on Page 4)  2. Common Shares Stated For Value Per Share $ Preferred Shares Stated For Value Per Share $ 3. A statement of all or any of the relative right preferences and limitations of the shares of each class is as follows: [ILLEGIBLE] There shall be one class of stock each share of which shall have equal powers, preferences and rights. GOLD, SEAL APPEARS ONLY ON ORIGINAL [ILLEGIBLE]

ARTICLE IV 1. The address of the initial registered office is: (See Part 5 of instructions on page 4) 525 Woodward Avenue, Suite 1200, Bloomfield Hills , Michigan 48013 NO AND STREET CITY ZIP 2. Mailing address of the initial registered office if different then above (See Part 5 of instructions on page 4) , Michigan P.O. Box CITY ZIP 3. The name of the initial resident agent at the registered office is: JAMES A. WILLIAMS ARTICLE V (See Part 6 of instructions on page 4) The name(s) and address(es) of the incorporator(s) is (are) as follows: Name Residence or Business Address JAMES A. WILLIAMS 525 Woodward Avenue, Suite 1200, Bloomfield Hills, Michigan 48013 EDWARD L. RUBY 525 Woodward Avenue, Suite 1200, Bloomfield Hills, Michigan 48013 ARTICLE VI OPTIONAL (Delete Article VI if not applicable.) When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholder or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditor or class of creditors or of the shareholders or class of shareholders to be effected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing ¾ in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation. ARTICLE VII OPTIONAL (Delete Article VII if not applicable.) Any action required or permitted by this act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing. Page 2 GOLD SEAL APPEARS ONLY ON ORIGINAL

(Use space below for continuation of previous Articles and/or for additional Articles.) Please indicate which article you are responding to and/or insert any desired additional provisions authorized by the act by adding additional articles here. I (We), the incorporator(s) sign my (our) name(s) this 13 day of October 1981  James A Williams JAMES A. WILLIAMS [ILLEGIBLE] EDWARD L. RUBY (INSTRUCTIONS ON PAGE 4) Page 3 GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] MAIL RETURNED COPY TO: (Fill in Name and Address Here) Edward L. Ruby Telephone: Williams, Schaefer, Ruby S Williams, Attorneys Area Code 525 Woodward Avenue, Suite 1200 Bloomfield Hills, Mi 43013 NUMBER INFORMATION AND INSTRUCTIONS Articles of Incorporation — Profit Domestic Corporations 1. [ILLEGIBLE] 2. Article I—[ILLEGIBLE] 3. Article II—[ILLEGIBLE] 4. Article III—[ILLEGIBLE] 5. Article IV—[ILLEGIBLE] 6. Article V—[ILLEGIBLE] 7. [ILLEGIBLE] 8. [ILLEGIBLE] 9. [ILLEGIBLE] 10. [ILLEGIBLE] 11. [ILLEGIBLE] 12. [ILLEGIBLE]

 [ILLEGIBLE] Page 4 [ILLEGIBLE]

[ILLEGIBLE] [ILLEGIBLE] 264-144 MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU FILED Date received FEB 19 1982 NOV 17 1981 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau EXPIRATION DATE: December 31. 1987 CERTIFICATE OF ASSUMED NAME (For Use by Domestic and Foreign Corporations) (See Instructions on Reverse Side) Pursuant to the provisions of Section 217, Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate: 1. The true name of the corporation is W–F INDUSTRIES, INC. 2. The location of the registered office in Michigan is 525 Woodward Avenue, Suite 1200, Bloomfield Hills , Michigan 48013 (No, and Street) (Town or City) (Zip Code) 3. The assumed name under which the business is to be transacted is MSP INDUSTRIES CORPORATION Signed this 13th day of November , 1981 . W–F INDUSTRIES, INC. By [ILLEGIBLE] (Signature of President, Vice-President, Chairperson or Vice-Chairperson) JAMES A. WILLIAMS, Vice President (Type or Print Name and Title) [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

CAS-520 (Rev. 1.83) MICHIGAN DEPARTMENT OF COMMERCE – CORPORATION AND SECURITIES BUREAU (FOR BUREAU USE ONLY) Date Received FILED DEC 15 1983 DEC 20 1983 Administrator MICHIGAN DEPT. OF COMMERCE Corporation & Securities Bureau CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT For use by Domestic and Foreign Corporations (Please read instructions on reverse side before completing form) Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate: 1. The name of the corporation is: W–F INDUSTRIES, INC. 2. The corporation Identification number (CID) assigned by the Bureau is: 2 6 4 — 1 4 4 3. a. The address of the registered office as currently on file with the Bureau is: 525 Woodward Ave., Suite 1200, Bloomfield Hills, , Michigan 49013 (Street Address) (City) (ZIP Code) b. The mailing address of the registered office if different than above is: , Michigan (P.O. Box) (City) (ZIP Code) c. The name of the resident agent as currently on file with the Bureau is: James A. Williams III 4. (Complete if the address of the registered office is changed) The address of the registered office is changed to: 23860 Sherwood, Center Line, MI 48015 , Michigan (Street Address) (City) (ZIP Code) The mailing address of the registered office if different than above is: P.O. Box 3308 Center Line, , Michigan 48015 (P.O. Box) (City) (ZIP Code) 5. (Complete if the resident agent is changed) The name of the successor resident agent is: Richard P. McDermott 6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical. 7. The above changes were authorized by resolution duly adopted by its board of directors or trustees. Signed this 12th day of December , 1983 By [ILLEGIBLE] (Signature) Richard P. McDermott, President (Type or Print Name and Title) [ILLEGIBLE]

CAS-520 (Rev. 1-83)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

~~MSP INDUSTRIES CORPORATION~~
~~DIVISION OF~~ W-F INDUSTRIES, INC.
23860 Sherwood, P.O. Box 3308
Center Line, Michigan 48015

Attn: Richard P McDermott, President

Telephone:
Area Code 313

Number 755-3900

INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2. This document is to be used pursuant to section 242 of the Act by domestic and foreign profit and nonprofit corporations for the purpose of changing their registered office or resident agent, or both.
3. Item 2 – Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.
4. Item 3 – The address of the registered office and name of the resident agent must be the same as are designated in the articles of incorporation or subsequent change filed with the Bureau.
5. Item 4 – A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.
6. This certificate must be signed in ink by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation.
7. FEES: Filing fee (Make remittance payable to State of Michigan) $5.00
8. Mail form and fee to:

   Michigan Department of Commerce
   Corporation and Securities Bureau
   Corporation Division
   P.O. Box 30054
   Lansing, Michigan 48909
   Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE – CORPORATION AND SECURITIES BUREAU (FOR BUREAU USE ONLY) Date Received FILED APR 12 1984 APR 23 1984 Administrator [ILLEGIBLE] [ILLEGIBLE] CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION For use by Domestic Corporations (Please read instructions on last page before completing form) Pursuant to the, provisions of Act 284, Public Acts of 1972, as amended (profit corporations), of Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate: 1. The name of the corporation is: W-F INDUSTRIES, INC. 2. The corporation identification number (CID) assigned by the Bureau is: 2 6 4 – 1 4 4 3. The location of its registered office is: 23860 Sherwood, P.O. Box 3308, Center Line , Michigan 48015 (Street Address) (City) (Zip Code) 4. Article I of the Articles of incorporation is hereby amended to read as follows:  The name of the corporation is: MSP INDUSTRIES CORPORATION [ILLEGIBLE]

5. The foregoing amendment to the Articles of Incorporation was duly adopted on the 9th , day of ,March 1984 , in accordance with the provisions of the Act. This Amendment (Complete and execute either a or b below, but not both.) a. • was duly adopted by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees. Signed this day of , 19 .  Signatures of all incorporators: type or print name under each signature) b. (Check one of the following) • was duly adopted by the shareholders or members, or by the directors if it is a nonprofit corporation organized on a nonstock directorship basis, in accordance with Section 611(2) of the Act. The necessary votes were cast in favor of the amendment • was duly adopted by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)  was duly adopted by written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act. Signed this 5th day of April , 1984 By [ILLEGIBLE] (Signature) JAMES A WILLIAMS VICE-PRESIDENT AND SECRETARY (Type or Print Name and Title) GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S-515 (Rev. 1-83)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

James A. Williams, Esq.
WILLIAMS, SCHAEFER, RUBY & WILLIAMS, P.C.
525 Woodward Avenue, Suite 1200
Bloomfield Hills, Michigan 48013

Telephone:
Area Code 313
Number 642-0333

INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic corporation.
3. Item 2 – Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.
4. Item 4 – The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identified sections, only the sections being amended need be included.
5. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.
6. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.
7. FEES: Filing fee (Make remittance payable to State of Michigan) $10.00

   Franchise fee for profit corporations (payable only if authorized capital stock has increased) – 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

8. Mail form and fee to:

   Michigan Department of Commerce
   Corporation and Securities Bureau
   Corporation Division
   P.O. Box 30054
   Lansing, Michigan 48909
   Telephone: (517) 373-0493

EAL APPEARS ONLY ON

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU [FOR BUREAU USE ONLY) Date Received FILED APR 12 1984 APR 23 1984 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Service Bureau CERTIFICATE OF TERMINATION OF ASSUMED NAME For use by Corporations and limited Partnerships (Please read instructions on reverse side before completing form) Pursuant to the provisions of Act 284. Public Acts of 1972, as amended (profit corporations). Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213. Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate: 1. The true name of the corporation or limited partnership is: W-F INDUSTRIES, INC. 2. The identification number assigned by the Bureau is: 2 6 4 — 1 4 4 3. The assumed name to be terminated is: MSP INDUSTRIES CORPORATION 4. The Certificate of Assumed Name filed on the. 19th day of February 19 82 hereby terminated. Signed this 5th day of April , 1984 By [ILLEGIBLE] (Signature) JAMES A. WILLIAMS, Vice President and Secretary (Type or Print Name and Title) [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

CAS-543 (Rev. 3-83)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

James A. Williams, Esq.
WILLIAMS, SCHAEFER, RUBY & WILLIAMS, P.C.
525 Woodward Avenue, Suite 1200
Bloomfield Hills, Michigan 48013

Telephone:
Area Code 313
Number 642-0333

INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will then be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast or otherwise illegible, will be rejected.
2. This certificate is to be used by a corporation or limited partnership for the purpose of terminating a certificate of assumed name.
3. Item 1 — The true name of a corporation is that contained in its most recent articles of incorporation (as amended or restated) or certificate of authority. For limited partnerships, it is the name contained in its most recent certificate of limited partnership (as amended or restated) or application for registration. If a name was placed in item 1(b) of the application for registration, enter that name. Otherwise, enter the name from item 1(a).
4. Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.
5. If a corporation, this certificate must be signed in ink by the president, vice-president, chairperson, or vice-chairperson. If a limited partnership, it must be signed in ink by at least one general partner.
6. FEES: Filing fee (Make remittance payable to State of Michigan) $10.00
7. Mail form and fee to:

   Michigan Department of Commerce
   Corporation and Securities Bureau
   Corporation Division
   P.O. Box 30054
   Lansing, MI 48909
   Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU (FOR BUREAU USE ONLY) Dale Received APR 10 1986 FILED APR 25 1986 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION For use by Domestic Corporations (Please read instructions and Paperwork Reduction Act notice on last page) Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1962 (nonprofit corporations), the undersigned corporation executes the following Certificate: 1. The present name of the corporation is: MSP INDUSTRIES CORPORATION 2. The corporation identification number (CID) assigned by the Bureau is: 2 6 4 — 1 4 4 3. The location of its registered office is: 23860 Sherwood, P.O. Box 3308, Centerline , Michigan 48015 (Street Address) (City) (Zip Code) 4. Article III of the Articles of Incorporation is hereby amended to read as follows: The total authorized capital stock is: Common Shares: 100,000 Par Value per Share 1.00 There shall be one class of stock each share of which shall have equal powers, preferences and rights. [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (3) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES: OTHERWISE. COMPLETE SECTION (b) a. • The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees. Signed this day of , 19 (Signatures of all incorporators; type or print name under each signature) b.  The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of February , 19 86 . The amendment: (check one of the following) • was duly adopted in accordance with Section 611 (2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment. • was duty adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis. • was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only it such provision appears in the Articles of Incorporation.)  was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act. Signed this 13th day of March , 1986 By [ILLEGIBLE] (Signature) James A. Williams, Vice President and Secretary (Type or Print Name and Title) GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS Name of person or organization INDICATED IN THE BOX BELOW. Include name, Street and number remitting fees. (or P.O. box), city, state and ZIP code. James A. Williams, Esq. Williams, Schaefer, et al James A. Williams, Esq. Preparer’s name and business Williams, Schaefer, Ruby & Williams telephone number: 525 Woodward, Ste. 1200 525 Woodward, Ste. 1200 Bloomfield Hills, MI 48013 Bloomfield Hills, MI 48013 (313) 642-0333 INFORMATION AND INSTRUCTIONS 1. This form is issued under the authority of Act 284. P.A. of 1972, as amended, and Act 162, P.A. of 1962. The amendment cannot be filed until this form, or a comparable document, is submitted. 2. Submit one original copy of this document Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing. Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected. 3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote. 4. Item 2 — Enter the identification number previously assigned by The Bureau. It this number is unknown, leave it blank. 5. Item 4 — The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included. 6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated. 7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation. 8. FEES: Filing fee (Make remittance payable to State of Michigan) $10.00 Franchise fee for profit corporations (payable only if authorized capital stock has increased) — ½ mill (.0005) on each dollar of increase over highest previous authorized capital stock. 9. Mail form and fee to: Michigan Department of Commerce Corporation and Securities Bureau Corporation Division P.O. Box 30054 Lansing, MI 48909 Telephone: (517) 373-0493 GOLD SEAL APPEARS ONLY ON ORIGINAL

NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED. BY THE CORPORATION AND SECURITIES BUREAU. GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] FOR BUREAU USE ONLY MICHIGAN DEPARTMENT OF COMMERCE [ILLEGIBLE] FILED BY DEPARTMENT AUG 8 ’86 1986 MICHIGAN ANNUAL REPORT – PROFIT CORPORATIONS (Please read instructions before completing form) This report shall be filed by all profit corporations before May 16. 198S showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. The report is required in accordance with the provisions of Section 911. Act 284. Public Acts of 1972, as amended. Penalties may be assessed under the Act for failure to file. Insert This Report Must Report of Condition on Corporation 264144 be Filed before May 16. 1986 December 31, 1985 or . Number 1. Corporate Name NSP INDUSTRIES CORPORATION 1 6 23860 SHERWOOD, P0B 3308 2 7 CENTER LINE MI 3 8 48015 4 9 5 2. President Agent - do not [ILLEGIBLE] 4. Federal Employer No. 5. Term of Existence RICHARD P – MCDENNOTT 382382767 PERPETUAL 3. Resident Office Address in Michigan – No., Street, City, Zip 6. Incorporation Date 7. State of Incorporation 23860 SHERWOOD, POB 3308 10/23/1981 MI CENTER LINE 48015 8. Date of Admittance 9. Act Under Which Incorporate (If other (Foreign Corp.) than 1931, P.A. 327 of 1972, P.A. 284) 10. COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED a. The address of the registered office is changed to: 45 W. Oakwood Oxford , Michigan 48051 (Street Address) (City) (Zip Code) b. The mailing address of the registered office if different than above is: (For Michigan corporations only) , (Address) (City) (State) (Zip Code) c. The name of the successor resident agent is: FILED BY DEPARTMENT AUG 8 ’86 ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED 11. Principal business office, and, if different. principal place of business in Michigan: Same 12. Nature and type of business in which corporation is engaged: Manufacturing of machine parts 13. a. Name of parent corporation: N/A b. List any subsidiary corporations: N/A 14. Corporate Stock Report – Total Authorized Capital Stock (Not merely outstanding) a. Shares With No. of Shares Authorized Per-Value Total Authorized Amount Amount Per-Value With Per-Value Per Share Capital Subscribed Paid-in COMMON 50.000 $1.000 $50000.000 $ $ 50.000.00 $ $ $ $ $ $ b. Shares Without No. of Shares Authorized Stated Value No. of Shares Amount Amount Per-Value without Per value Per Share Subscribed of Issued Subscribed Paid-In $ $ $ $ 2370 2574 MAY 16 1986 AUG 4 1986  GOLD SEAL APPEARS ONLY ON ORIGINAL

15. The following is a statement of assets and liabilities as shown by the books of the corporation on December 31, 1985 or (close of fiscal year next preceding May 15. 1986) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders. WITHIN WITHOUT ASSETS TOTAL MICHIGAN MICHIGAN LIABILITIES AND EQUITY Cash 14699.91 14699. 91 Notes and Accounts Payable, Trade _ 1,116,171.78 Notes and Accounts Receivable 828681.59 828681. 59 Notes and Accounts Payable. Other 961,475.03 Inventories 2134954.30 2134954. 30 Accrued Expenses 553,278.61 Prepaid Expenses 103475.14 103475. 14 Long Term Indebtedness 1,952,903.65 Non-current Notes and Reserves and Contingent Accounts Receivable Liabilities Land 60000.00 60000. 00 Deferred Income Tax 250,000.00 Depreciable Assets Machinery and Equipment 2103203.73 2103203. 73 Furniture and Fixtures 61945.34 61945. 14 Buildings 541982.75 541982. 75 Stockholders Equity Other Trans. Equip. 132775.80 132775. 80 Common Stock (par value) 50,000.00 Bldg. Improve, 74104.47 74104. 47 Preferred Stock [per value] No Pare Value Stock Less Depreciation 365951.23 365951. 23 (stated value) Net Depreciable Assets 2548060.86 2548060. 86 Additional Paid-In Capital 150,000.00 Investments Retained Earnings {deficit} 810,058.40 Investments in Subsidiaries 71520.00 71520. 00 Other Other Investments Total Stockholders Equity 1,010,058.40 Other Assets 82495.67 82495. 67 TOTAL ASSETS 5843887.47 5843887.47 TOTAL LIABILITIES & EQUITY 5,843,887.47 16. Corporate Officers and Directors OFFICE NAME, STREET & NUMBER. CITY. STATE & ZIP CODE If Different than President President Richard P. McDermott 23860 Sherwood, Centerline, MI 48015 Secretary James A. Williams 525 Woodward Ave., Bloomfield Hills, MI 48013 Treasurer Paul W. Cusmano 755 W. Big Beaver #1202, Troy, MI 48084 Vice-President Roger R. Anderson 1263 Souter Blvd., Troy, MI 48084 If Different than President Director Director Director Director 17. Is 51% or more of this corporation owned and controlled by woman/women? • Yes • No (A response to this Question is voluntary and will be used for statistical purposes only). 18 The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors. After filing, this report is open to reasonable inspection by the public pursuant to Section 915, Act 284, Public Acts of 1972, as amended. Filing Fee $15.00 (without change of agent or registered office) Filing Fee S20.00 (with change of agent or registered office in Item 10) MAKE REMITTANCE PAYABLE TO: “STATE OF MICHIGAN” RETURN TO: DEPARTMENT OF COMMERCE CORPORATION AND SECURITIES BUREAU CORPORATION DIVISION P.O. Box 30057 2870 2575 LANSING. MICHIGAN 48909 Signed this 5th day of May , 1986 . [ILLEGIBLE] By [ILLEGIBLE] [Signature of Authorized Officer or Agent] PAUL W CUSMANO TREASURE (Type or Print Name and Title) •If Item 10 has been completed, this report must be signed by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] 093E#6309 0104 [ILLEGIBLE] $12.50 MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU Date Received (FOR BUREAU USE ONLY) DEC 30 1992 FILED DEC 30 1992 Name Administrator John T. Klees - MacDonald & Goren, P.C. MICHIGAN DEPARTMNET OF COMMERCE Address Corporation & Secretary Bureau 260 East Brown Street, Suite 200 City State ZIP Code Birmingham, Michigan 48009 EFFECTIVE DATE: DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION For use by Domestic Corporations (Please read information and instructions on last page) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate: 1. The present name of the corporation is: MSP INDUSTRIES CORPORATION 2. The corporation identification number (CID) assigned by the Bureau is: 2 6 4 — 1 4 4 3. The location of its registered office is: 45 W. Oakwood Oxford , Michigan 48371 (Street Address) (City) (ZIP Code) 4. Article III of the Articles of Incorporation is hereby amended to read as follows: See Addendum to Certificate of Amendment to the Articles of Incorporation attached hereto and made a part hereof. [ILLEGIBLE]

ADDENDUM TO CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION MSP INDUSTRIES CORPORATION CID 264 144 Article III The total number of shares of capital stock which the Corporation has authority to issue is one hundred thousand (100,000), divided into ten thousand (10,000) shares of Class A Voting Common Stock with par value of $1.00 per share, and ninety thousand (90,000) shares of Class B Nonvoting Common Stock with par value of $1.00 per share. The following is a description of each class of stock of the Corporation with the preferences and other rights, restrictions, voting powers, and qualifications of each class. 1. Except as hereinafter provided with respect to voting powers, the Class A Voting Common Stock (hereinafter referred to as “Voting Stock”) and the Class B Nonvoting Common Stock (hereinafter referred to as “Nonvoting Stock”) of the Corporation shall be identical in all respects. 2. With respect to voting powers, except as otherwise required by the Michigan Business Corporation Act, the holders of Voting Stock shall possess all voting powers for all purposes, including by way of illustration and not of limitation, the election of directors, and the holders of Nonvoting Stock shall have no voting power whatsoever, and no holder of Nonvoting Stock shall vote on or otherwise participate in any proceedings in which actions shall be taken by the corporation or the stockholders thereof or be entitled to notification as to any meeting of the Board of Directors or the stockholders. 3879m GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b) a. • The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees. Signed this day of , 19 . (Signature) (Signature) (Type or Print Name) (Type or Print Name) (Signature) Signature) (Type or Print Name) (Type or Print Name) b.  The foregoing amendment to the Articles of Incorporation was duly adopted on the 29 day of December , 1992 . The amendment: (check one of the following) • was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment. • was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis. • was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act it a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only it such provision appears in the Articles of Incorporation.)  was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation. Signed this 29TH day of DECEMBER , 1992 By [ILLEGIBLE] (Only signature of: President, Vice-President, Chairperson and Vice-Chairperson) Richard P. McDermott, President (Type or Print Name) (Type or Print Title) GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] 093E#6300 0104 DRG&FI $125.00 MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU (FOR BUREAU USE ONLY) FILED Date Received FILED DEC 30 1992 DEC. 30 1992 [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] Effective Date: December 31, 1992 CERTIFICATE OF MERGER For use by Parent and Subsidiary Profit Corporations (Please read information and instructions on last page) Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporations execute the following Certificate: 1. The Plan of Merger is as follows: a. The name of each constituent corporation and its corporation identification number (CID) is: MSP INDUSTRIES CORPORATION 2 6 4 — 1 4 4 TRENIA INDUSTRIES, INC. 3 6 0 — 1 3 7 b. The name of the surviving corporation and its corporation Identification number (CID) is: MSP INDUSTRIES CORPORATION 2 6 4 — 1 4 4 c. For each constituent corporation, state: Designation and number of outstanding Indicate class or Indicate class or shares in each class series of shares series entitled Name of corporation or series entitled to vote to vote as a class MSP INDUSTRIES CORPORATION 8,875 common common common TRENIA INDUSTRIES, INC. 24,000 common common common  If the number of shares is subject to change prior to the effective date of the merger, the manner in which the change may occur is as follows: [ILLEGIBLE]

d. The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds, or other securities of the surviving corporation, or into cash or other consideration, are as follows: Immediately upon the Effective Date of the merger, each share of stock of TRENIA outstanding in the hands of MSP shall be deemed to have been cancelled and each outstanding share of stock of MSP shall remain outstanding. e. The amendments to the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows: N/A f. Other provisions with respect to the merger are as follows: N/A [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

2. (Complete for any foreign corporation only) This merger is permitted by the laws of the State of , the jurisdiction under which (name of foreign corporation) is formed and the plan of merger was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction. 3. The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the parent corporation is as follows: Total shares Shares owned by Class outstanding parent corporation  4. (Delete if not applicable) The consent to the merger by the shareholders of the subsidiary corporation was obtained pursuant to its Articles of Incorporation. (Such consent is necessary if the Articles of Incorporation require approval of the merger by the vote of the holders of more than the percentage of the shares owned by the parent corporation.) 5. (Delete if not applicable) The consent to the merger by the shareholders of the parent corporation was obtained. (Such consent is necessary if its Articles of Incorporation require shareholder approval of the merger, the plan of merger amends its Articles of Incorporation, or a subsidiary is to be the surviving corporation.) 6. (Complete only if an effective date is desired other than the date of filing) The merger shall be effective on the 31st day of December , 1992 . Signed this 29TH day of DECEMBER , 1992 MSP INDUSTRIES CORPORATION (Name of parent corporation) By [ILLEGIBLE] (Only signature of: President, Vice-President, Chairperson, Vice-Chairperson) Richard P. McDermott, President (Type or Print Name and Title) GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS Name of person or organization INDICATED IN THE BOX BELOW. Include name, street and number remitting fees: (or P.O. box), city, state and ZIP code. Kemp, Klein, Umphrey & Endelman, P.C. Preparer’s name and business P. O. Box 4300 telephone number: Troy, Michigan 48099-4300 Attn: Marcia D. Pollock, L.A. (313 . ) 528-1111 INFORMATION AND INSTRUCTIONS 1. The certificate of merger cannot be filed until this form, or a comparable document, is Submitted. 2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing. Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected. 3. This document is to be used pursuant to sections 711 through 713 of the Act by a domestic parent corporation merging with one or more domestic subsidiary corporations and section 733 of the Act if a foreign corporation is a party to the merger. The parent corporation must own at least 90% of the outstanding shares of each class of stock of the subsidiary corporation(s). This certificate is to be used only by profit corporations. 4. If more than two corporations are merging, the certificate may be adjusted as necessary or the format may be used as a guide in drafting your own certificate. If additional space is required for any section, continue the section on an attachment. 5. Item 7 — This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated. 6. This certificate must be signed in ink by the specified officers of the parent corporation. 7. Nonrefundable fee — This fee must be remitted for each domestic corporation involved in the merger, according to the following schedule (Make remittance payable to the State of Michigan. Include corporation name and CID Number on check or money order): each domestic corporation $50.00 If the authorized shares of the surviving domestic corporation is increased, an additional fee is due: each additional 20,000 authorized shares or portion thereof $30.00 If a foreign corporation authorized to transact business in this State merges into a domestic profit corporation, the amount of franchise fees required to be paid by that domestic corporation shall be reduced by the initial or additional franchise fees paid to this State by the foreign corporation. 8. Mail form and fee to: Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, Michigan 48909, Telephone: (517) 334-6302 GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] 096E#1950 0129 DRB&FI $12.50 MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU [ILLEGIBLE] Date Received (FOR BUREAU USE ONLY) JAN 26 1996 FILED JAN 26 1996 Name Linda M. Foster, Corporate Legal Assistant Administrator Miller, Canfield, Paddock and Stone, P.L.C. MICHIGAN DEPARTMENT OF COMMERCE Address Corporation & Securities Bureau 150 W. Jefferson, Suite 2500 City State Zip Code Detroit MI 48226 EXPIRATION DATE: DECEMBER 31, 2001  Document will be returned to the name and address you enter above  CERTIFICATE OF ASSUMED NAME For use by Corporations, Limited Partnerships and Limited Liability Companies (Please read information and instructions on reverse side) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate: 1. The true name of the corporation, limited partnership, or limited liability company is: MSP Industries Corporation 2. The identification number assigned by the Bureau is: 2 6 4 –— 1 4 4 3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is: 45 West Oakwood Oxford MI 48371 (Street Address) (City) (State) (Zip Code) 4. The assumed name under which business is to be transacted is: GR Investment Group, Ltd. COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY. Signed this 17th day of January , 19 95 By [ILLEGIBLE] [signature] RICHARD P. MCDERMOTT PRESIDENT (Type or Print Name) (Type or Print Title) [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU Date Received (FOR BUREAU USE ONLY) FILED MAY 17 1999 05/13/1999 CSALKEKD Trans 01389407 Administrator [ILLEGIBLE] B09921 Name 29978 Michael A. Luberto Total$5.00 Address 2701 Troy Center Drive, Suite 240 B09921 City State Zip Code Crps Org & Filing & LLC art Troy Michigan 48084 EFFECTIVE DATE:  Document will be returned to the name and address you enter above  CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT For use by Domestic and Foreign Corporations and Limited Liability Companies (Please read information and instructions on reverse side) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate: 1. The name of mo corporation or limited liability company is: MSP Industries Corporation 2. The identification number assigned by the Bureau is: 2 6 4 — 1 4 4 3. a. The name of the resident agent on file with the Bureau is: Richard P. McDermott b. The location of its registered office is: 45 West Oakwood, Oxford, , Michigan 48371 (Street Address) (City) (Zip Code) c. The mailing address of the above registered office on file with the Bureau is: , Michigan (P.O. BOX) (City) (Zip Code) ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD 4. a. The name of the resident agent is: The Corporation Company b. The address of the registered office is: 30600 Telegraph Road, Bingham Farms , Michigan 48025 (Street Address) (City) (Zip Code) c. The mailing address of the registered office IF DIFFERENT THAN 4B is; (P.O. BOX) (City) , Michigan (Zip Code) 5. The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical. Date Signed: May 12, 1999 Signed by: [ILLEGIBLE] (Signature) Michael A. Luberto Vice President (Type or Print Name) (Type or Print Title) [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE] MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU Date Received (FOR BUREAU USE ONLY) FILED AUG 23 1999 08/20/1999 CSALKEKD Trans 01532731 Administrator [ILLEGIBLE] MCDERMOTT FAMILY Name 1037 Michael A. Luberto Total$10.00 Address 2701 Troy Center Drive, Suite 240 City State Zip Code Crps Org & Filing & LLC art Troy MI 48084 EFFECTIVE DATE:  Document will be returned to the name and address you enter above  CERTIFICATE OF TERMINATION OF ASSUMED NAME For use by Corporations, Limited Partnerships and Limited Liability Companies (Please read information and instructions on reverse side) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate: 1. The true name of the corporation, limited partnership, or limited liability company is: MSP Industries Corporation  2. The identification number assiged by the Bureau is: 264–144 3. The assumed name to be terminated is: GR Investment Group, Ltd.  4. The Certificate of Assumed Name filed on the 26th day of January , 19 96 is hereby terminated. Signed this 6 day of August , 19 99 By [ILLEGIBLE] (Signature) ROBIN KENDRICK PRESIDENT COO (Type or Print Name) (Type of Print Title) [ILLEGIBLE] [ILLEGIBLE] GOLD SEAL APPEARS ONLY ON ORIGINAL

CSCL-/CD-520(Rev.08/15) MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU Date Received (FOR BUREAU USE ONLY) 264144 MSP INDUSTRIES CORPORATION SEP 15 2016 This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document. Name FILED Address SEP 29 2016 City State Zip Code ADMINISTRATOR EFFECTIVE DATE: CORPORATIONS DIVISION  Document will be returned to the name and address you enter above if left blank, document will be returned to the registered office. CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT For use by Domestic and Foreign Corporations and Limited Liability Companies (Please read information and instructions on the last page) Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts 1993 (limited liability companies), the undersigned execute the following Certificate: 1. The name of the corporation or limited liability company is: SEE ABOVE 2. The identification number assigned by the Bureau is: SEE ABOVE 3. a. The name of the resident agent on the with the Bureau is: THE CORPORATION COMPANY COMPANY b. The location of the registered office on file with the Bureau is: 30600 TELEGRAPH ROAD, SUITE 2345 BINGHAM FARMS , Michigan 48025-5720 (Street Address) (City) (ZIP Code) c. The [ILLEGIBLE] address of the above registered office on file with the Bureau is: , Michigan (Street Address or P.O. Box) (City) (ZIP Code) ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR OH THE PUBLIC RECORD 4. a. The name of the resident agent is: THE CORPORATION COMPANY b. The address of its registered office is: 40600 ANN ARBOR RD E, STE 201 PLYMOUTH , Michigan 48170-4675 (Street Address) (City) (ZIP Code) c. The [ILLEGIBLE] address of the registered office IF DIFFERENT THAN 4B is: , Michigan (Street Address or P.O. Box) (City) (ZIP Code) 5. The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its Board of Directors or the resident agent If only the address Of the registered office is changed, in which case a copy of this statement has been mailed to the corporation. 2. NONPROFIT CORPORATIONS ONLY: the incorporators, only if no board has been appointed. 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. 6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent as changed, are identical. Signature Type or Print Name and Title or Capacity Date Signed [ILLEGIBLE] Marie Haier. Asst. Secy 9/12/2016 $ 79,970.000 [ILLEGIBLE] 218930 GOLD SEAL APPEARS ONLY ON ORIGINAL